                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                        DATE OF REPORT: FEBRUARY 23, 2005
                        (Date of earliest event reported)

                         COMMISSION FILE NUMBER 0-4065-1

                              --------------------

                          LANCASTER COLONY CORPORATION
                  (Exact name of registrant as specified in its charter)

                  OHIO                                           13-1955943
     (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                          Identification No.)

          37 WEST BROAD STREET                                     43215
             COLUMBUS, OHIO                                      (Zip Code)
(Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

NON-STATUTORY STOCK OPTION AWARDS TO EXECUTIVE OFFICERS

      On February 23, 2005, the Board of Directors of Lancaster Colony Corporation approved the grant of non-statutory stock option awards to purchase shares of Lancaster Colony Corporation (the "Company") common stock under the 1995 Key Employee Stock Option Plan.

      Non-statutory stock option awards were awarded to the following named executive officers of the Company:

                                                                                   AGGREGATE NUMBER OF
            NAME                             TITLE                             NON-STATUTORY STOCK OPTIONS
            ----                             -----                             ---------------------------
John L. Boylan               Treasurer, Vice President,
                             Chief Financial Officer.....................                 15,000
Bruce L. Rosa                Vice President of Development...............                 15,000

      The options awarded were granted on February 23, 2005. The exercise price for the grant was equal to the fair market value of the underlying shares of common stock on the date of the grant. The options vest immediately and expire on February 28, 2010. The non-statutory stock option awards are subject to the terms of the 1995 Key Employee Stock Option Plan and the individual award agreements substantially in the form of Exhibit 99.1 hereto and incorporated herein by reference. The foregoing summary of the terms of the non-statutory stock option awards is qualified in its entirety by reference to the complete text of the 1995 Key Employee Stock Option Plan and the individual award agreements.

2005 EXECUTIVE EMPLOYEE DEFERRED COMPENSATION PLAN

      On February 23, 2005, the Board of Directors of the Company approved and adopted the Lancaster Colony Corporation 2005 Executive Employee Deferred Compensation Plan (the "Plan"), a new non-qualified deferred compensation plan. The Plan covers a select group of management, including named executive officers.

      The Plan is intended to comply with the requirements of new Section 409A of the Internal Revenue Code, enacted under the American Jobs Creation Act of 2004 on October 22, 2004. Section 409A imposes a number of requirements on non-qualified deferred compensation plans, primarily relating to the timing of elections and distributions, and is effective for deferrals made after December 31, 2004.

      The terms and conditions of the Plan material to the Company are as follows:

      (a) The Plan provides eligible employees with an opportunity to defer, on a pretax basis, all or a portion of their base salary and bonus earned each year. Amounts deferred are credited to the participant's bookkeeping account. Accounts are also credited with hypothetical earnings on those deferred amounts computed and determined by using an annual rate of interest equal to the prime rate of interest reported in the Wall Street Journal as in effect on the first business day (i) in January of each Plan Year for the period January 1 through June 30 and (ii) in July of each Plan Year for the period July 1 to December 31, in accordance with the Plan.

      (b) Distribution is generally made upon the earliest of: (i) a participant's disability, (ii) separation from service, (iii) change in control (if elected by the participant), (iv) retirement, or (v) death. Unless a participant elects to receive payments in installments, all distributions will be made in a lump sum. Distributions to certain "key employees," as defined under Code Section 409A, upon a separation from service will be delayed six months, as required by Code Section 409A. Income tax on deferred amounts, including earnings, are not required to be paid until benefits are paid to the participant, except as may be required by Code Section 409A.

      (c) Participants who had an account under the Company's previous Executive Employee Deferred Compensation Plan, which was frozen effective December 31, 2004, shall automatically have a deferred compensation account under the Plan which will allow for the continued crediting of hypothetical earnings.

      (d) Benefits under the Plan are paid from the general assets of the Company and are subject to the claims of its creditors and the risk of insolvency. As a result, each participant is a general, unsecured creditor of the Company with respect to amounts the participant has deferred under the Plan.

      (e) The Company has delegated to a Committee the right to amend or terminate the Plan. No amendment may decrease the accounts of participants or beneficiaries at the time of the amendment.

      The official provisions of the Plan are contained in the Plan document itself, which is attached as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

         99.1 Form of Non-Statutory Stock Option Agreement

         99.2 Lancaster Colony Corporation 2005 Executive Employee Deferred Compensation Plan

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LANCASTER COLONY CORPORATION
                                              ----------------------------------
                                                        (Registrant)

Date:  February 25, 2005
                                              By: /s/John L. Boylan
                                              ----------------------------
                                                     John L. Boylan
                                                     Treasurer, Vice President,
                                                     Assistant Secretary and
                                                     Chief Financial Officer
                                                     (Principal Financial
                                                     and Accounting Officer)

                                INDEX TO EXHIBITS

EXHIBIT
 NUMBER                          DESCRIPTION                                               LOCATED AT
 ------                          -----------                                               ----------
  99.1     Form of Non-Statutory Stock Option Agreement.........................         Filed herewith

  99.2     Lancaster Colony Corporation 2005 Executive Employee
           Employee Deferred Compensation Plan..................................         Filed herewith